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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 10, 2002


                         Commission file number 1-13970


                           CHROMCRAFT REVINGTON, INC.
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             (Exact name of Registrant as specified in its charter)

          Delaware                                        35-1848094
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(State or other jurisdiction of               (IRS Employer Identification No.)
incorporation or organization)

               1100 North Washington Street, Delphi, Indiana 46923
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   (Address, including zip code, of registrant's principal executive offices)

                                 (765) 564-3500
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              (Registrant's telephone number, including area code)



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Item 5.  Other Events

     On January 10, 2002, Chromcraft Revington, Inc. issued the press release attached hereto as an exhibit.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

     99.1   Press Release, dated January 10, 2002


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.





                                       CHROMCRAFT REVINGTON, INC.
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                                       (Registrant)


Date:  January 15, 2002                /s/ Frank T. Kane
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                                       Frank T. Kane, Vice President-Finance,
                                       Chief Financial Officer and Secretary




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                                INDEX TO EXHIBITS

Exhibit No.                          Description
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99.1                                 Press Release, dated January 10, 2002








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